SECURITIES AND CHANGE COMMISSION

                      Washington, D.C. 20549


                            FORM 8-K/A



                AMENDMENT TO APPLICATION OR REPORT
           Filed Pursuant to Section 12, 13 or 15(d) of
               THE SECURITIES EXCHANGE ACT OF 1934



                     HARROW INDUSTRIES, INC.
        (Exact name of registrant as specified in charter)



                         AMENDMENT NO. 1



The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K relating to events occurring on February 6, 1995 as set forth in the pages attached hereto.

(List all such items, financial statements, exhibits of other portions amended)

Item 7.  Financial Statements, pro forma financial information and exhibits

                  (b)   Pro forma financial information

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              HARROW INDUSTRIES, INC.


Date  April 12, 1995                    By   /s/Gary L. Humphreys
                                                   Gary L. Humphreys
                                                   Vice President & Corporate
                                                    Controller
                                                   (Chief Accounting Officer)






Item 7. Financial Statements, Pro Forma Condensed Consolidated Financial Statements and Exhibits

(b)  Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma financial statements present the historical consolidated financial statements of the Registrant adjusted for the sale of substantially all of the assets of the Registrant's Leigh Products Division and all of the capital stock of its wholly-owned Canadian subsidiary, Leigh Metal Products, Ltd. (collectively 'the Leigh businesses') for a net cash sales price of approximately $6 million. The accompanying unaudited pro forma condensed consolidated balance sheet and statement of operations assume the sale was completed at the beginning of fiscal 1994. These pro forma financial statements are not necessarily indicative of the results of operations or the financial position which would have actually been obtained had the sale occurred at the beginning of fiscal 1994.

















































             HARROW INDUSTRIES, INC. AND SUBSIDIARIES

          PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                        November 27, 1994

                             Harrow       Pro Forma Adjustments   Pro Forma
                             Industries,  Leigh                   Consolidated
                             Inc. and     Businesses    Other     Unaudited
                             Subsidiaries
Assets
Current Assets:
  Cash and cash equivalents    $919,000   $(301,0001)   $(256,000)(2)
                                                          600,000 (3)   962,000
Accounts receivable          17,484,000   (2,733,000)                14,751,000
Inventories                  11,461,000   (2,252,000)                 9,209,000
Other current assets          1,366,000      (9,000)    360,000(4)    1,717,000

                             31,230,000  (5,295,000)    704,000      26,639,000

Property, plant and equipment:
Cost                         41,196,000  (4,242,000)                 36,954,000
Less allowances for
 depreciation                22,422,000  (2,441,000)                 19,973,000
                             18,774,000  (1,801,000)                 16,973,000

Other assets:
Intangible assets             4,942,000                               4,942,000
Prepaid pension costs         5,623,000                 661,000(1)    6,284,000
Other                           809,000    (194,000)                    615,000
                             11,374,000    (194,000)    661,000      11,841,000
                            $61,378,000 $(7,290,000) $1,365,000     $55,453,000

Liabilities and stockholders' equity (deficit)
Current liabilities:
  Accounts payable and
   accrued expenses        $14,771,000  $(1,621,000)  $285,000 (4)  $13,435,000

Long-term debt              45,005,000              (5,936,000)(1)   39,069,000

Other noncurrent liabilities 5,332,000                 200,000(4)     5,532,000

Net assets of businesses sold            (5,669,000) 5,669,000(1)

Stockholders' equity (deficit):
  Junior preferred stock         4,000                                    4,000
  Common stock                  11,000                                   11,000
  Additional paid-in capital 4,006,000                                4,006,000
  Retained earnings          6,485,000                 800,000(1)
                                                      (256,000)(2)
                                                       600,000(3)
                                                      (125,000)(4)    7,504,000

  Accumulated translation
   adjustments (deduct)       (128,000)                128,000(1)
  Deficit arising from
   restructuring
   transactions            (14,108,000)                             (14,108,000)
                            (3,730,000)              1,147,000       (2,583,000)
                           $61,378,000 $(7,290,000) $1,365,000      $55,453,000
See notes to pro forma financial statements.











             HARROW INDUSTRIES, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                   Year Ended November 27, 1994

                       Harrow                Pro Forma Adjustments  Pro Forma
                       Industries, Inc.  Leigh                      Consolidated
                       and Subsidiaries  Business     Other         (Unaudited)

Net sales              $139,393,000   $(24,304,000)                 $115,089,000
Cost of products sold    93,076,000    (18,223,000)                   74,853,000
Gross margin             46,317,000     (6,081,000)                   40,236,000

Selling, administrative
and general expenses     37,558,000     (5,661,000)                   31,897,000
Operating income          8,759,000       (420,000)                    8,339,000

Other expenses (income):
   Interest expense       6,313,000        (11,000)  $ (600,000)(1)   5,702,000
   Interest income          (66,000)        17,000                      (49,000)
   Gain on sale of business                            (800,000)(2)    (800,000)
   Other                    (79,000)        83,000                        4,000

                          6,168,000        (89,000)  (1,400,000)      4,857,000

Earnings before income
  taxes                   2,591,000       (509,000)   1,400,000       3,482,000

Income taxes                976,000       (253,000)     125,000(3)      848,000

Net earnings           $  1,615,000      $(256,000)  $1,275,000    $  2,634,000

Earnings attributable
  to common stock      $  1,415,000                                $  2,434,000

Net earnings per share        $1.29                                        2.21

See notes to pro forma financial statements.













             HARROW INDUSTRIES, INC. AND SUBSIDIARIES

       NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

                        November 27, 1994


Note A - Basis of Presentation

The accompanying unaudited pro forma financial statements should be read in conjunction with the consolidated financial statements and related notes of Harrow Industries, Inc. (the 'Company') and subsidiaries for the year ended November 27, 1994 included in the Annual report on Form 10-K filed with the Securities and Exchange Commission. Certain financial information which is normally included in financial statements prepared in accordance with generally accepted accounting principles, but is not required for pro forma financial statements has been condensed or omitted. The accompanying pro forma financial statements are unaudited but, in management's opinion, all adjustments, consisting of normal recurring adjustments and pro forma adjustments necessary for a fair presentation, have been reflected therein.

Note B - Pro Forma Adjustments

The adjustments to the pro forma balance sheet as of November 27, 1994 are described as follows:

(1) To reflect sale of Leigh businesses at a gain before income taxes of $800,000 and application of the proceeds to reduce long-term debt under the Company's revolving credit agreement.

(2) To reflect reduction in net earnings resulting from sale of the Leigh businesses.

(3) To reflect decrease in interest expense arising from reduction in long-term debt.

(4) To reflect income taxes resulting from sale of the Leigh businesses including income tax benefit related to reduction in interest expense.

The adjustments to pro forma statement of operations for the fiscal year ended November 27, 1994 are described as follows:

(1) To reflect decrease in interest expense under revolving credit agreement arising from use of sale proceeds to reduce debt.

(2)  To reflect gain on sale of the Leigh businesses.

(3) To reflect income tax effect of reduced interest expense and gain on sale of Leigh businesses. Adjustment is made at less than the statutory federal rate of 34% due to excess tax basis in capital stock of Canadian subsidiary sold and utilization of a portion of its previously unrecognized net operating loss carryforward.